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SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 29, 2001

INTRABIOTICS PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

0-29993 (Commission File No.)	94-3200380 (IRS Employer Identification No.)

1245 Terra Bella Avenue
Mountain View, California 94043
(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (650) 526-6800

Item 5. Other Events

    On November 29, 2001, IntraBiotics Pharmaceuticals, Inc. (the "Company") announced that Kenneth J. Kelley, the Company's Chief Executive Officer, President and Chairman of the Board terminated his employment with the Company effective January 31, 2002. The Company simultaneously announced that Henry J. Fuchs, M.D., the Company's Vice President of Clinical Affairs, was promoted to President and Chief Operating Officer and Kathleen LaPorte, a member of the board of directors was appointed as Acting Chairman of the board. The press release announcing the changes to management is filed as Exhibit 99.1 hereto.

Item 7. Financial Statements and Exhibits

(c)
Exhibits.

99.1	Press Release, dated November 29, 2001, entitled "IntraBiotics Announces Resignation of Kenneth Kelley, President, Chief Executive Officer and Chairman of the Board; Appoints Henry J. Fuchs, MD as President and Chief Operating Officer."

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

INTRABIOTICS PHARMACEUTICALS, INC.
Dated: November 29, 2001	By:	/s/ HENRY J. FUCHS Henry J. Fuchs President and Chief Operating Officer

INDEX TO EXHIBITS

99.1	Press Release, dated November 29, 2001, entitled "IntraBiotics Announces Resignation of Kenneth Kelley, President, Chief Executive Officer and Chairman of the Board; Appoints Henry J. Fuchs, MD as President and Chief Operating Officer."

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Item 5. Other Events
Item 7. Financial Statements and Exhibits
SIGNATURE
INDEX TO EXHIBITS